Q2 2018 Operations Report Key Messages 2 Modeling Stats 3 Q2 Results 4 Outlook 6 Delaware Basin 12 STACK17 Eagle Ford 21 Rockies 22 Barnett Shale 23 Heavy Oil 24 NYSE: DVN devonenergy.com Exhibit 99.2

Executing the 2020 Vision

Q2 light-oil production exceeds high end of guidance

- Driven by strong well productivity in Delaware and STACK
- U.S. light-oil growth running ahead of original budget YTD
- No change to full-year capital spending budget

Free cash flow positioned to rapidly expand

- Majority of U.S. oil has access to premium Gulf Coast pricing
- G&A and interest savings to reach ~$475 MM annually[1]
- Per-unit LOE on track to improve by ~10% by 1H 2019

Divestiture program accelerates value creation

- Ownership in EnLink Midstream monetized for 12x cash flow
- Expect to exceed $5 billion divestiture target around year end (pg. 10)

Shareholder-friendly initiatives underway

- Recently increased share-repurchase program to $4 billion
- Consolidated debt has declined by ~40% YTD[1]

DEVON'S 2020 VISION

- **Maximize** cash flow
- **Focus** on capital efficiency
- **Portfolio** simplification
- **Improve** financial strength
- **Return cash** to shareholders

(1) Includes the pro forma benefits related to the sale of EnLink Midstream in mid-July.

| Q2 2018 Operations Report 2

Key Modeling Stats

KEY METRICS	Q2 ACTUALS[1]	Q2 GUIDANCE
U.S. oil (MBbls/d)	136	129 - 134
Canada oil (MBbls/d)	109	110 - 115
NGLs (MBbls/d)	105	97 - 100
Gas (MMcf/d)	1,025	1,001 – 1,053
Total retained (MBoe/d)	520	503 - 525
Production expenses ($MM)	$572	$530 - $580
General & administrative expenses ($MM)	$153	$150 - $170[2]
Financing costs, net ($MM)	$62	$60 - $70[3]
Upstream capital ($MM)	$607	$550 - $650

UPDATED GUIDANCE	Q3 2018e	FY 2018e
U.S. oil (MBbls/d)	132 - 137	130 - 135
Canada oil (MBbls/d)	115 - 120	120 - 125
NGLs (MBbls/d)	100 - 105	100- 104
Gas (MMcf/d)	1,021 – 1,073	1,011 - 1,063
Total retained (MBoe/d)	517 - 541	519 - 541
Lease operating expense & GP&T (per BOE)	$9.50 - $9.75	$9.40 - $9.90
Production taxes (% of upstream sales)	5.2% - 5.4%	5.2% - 5.4%
General & administrative expenses ($MM)	$150 - $170	$650 - $700
Financing costs, net ($MM)[4]	$70 - $80[4]	$285 - $295[4]
Upstream capital ($MM)	$550 - $600	$2,200 - $2,400
Capitalized interest & other capital ($MM)[4]	$20 - $30[4]	$100 - $150[4]
Avg. basic share count outstanding (MM)	493 – 496	500 – 505

Q2 2018 - ASSET DETAIL	DELAWARE	STACK	ROCKIES	EAGLE FORD	BARNETT[1]	HEAVY OIL
PRODUCTION						
Oil (MBbl/d)	46	35	16	28	1[1]	109
NGL (MBbl/d)	16	38	2	13	34[1]	-
Gas (MMcf/d)	100	352	18	74	460[1]	12
Total (MBoe/d)	79	132	21	54	111[1]	111
ASSET MARGIN (per Boe)						
Realized price	$45.05[5]	$29.77	$55.46	$47.03	$16.05	$32.38[7]
Lease operating expenses	($5.48)	($2.62)	($10.29)[6]	($2.41)	($2.45)	($11.38)
Gathering, processing & transportation	($1.95)	($4.73)	($1.23)	($5.22)	($7.39)	($4.35)
Production & property taxes	($3.50)	($0.88)	($6.79)	($2.45)	($0.58)	($0.75)
Cash margin	$34.12	$21.54	$37.15	$36.95	$5.63	$15.90
CAPITAL ACTIVTY (Q2 avg.)						
Upstream capital ($MM)	$178	$252	$35	$58	$19	$40
Operated development rigs	7.5	9	2		1	
Operated frac crews	2	3.5	1		1	
Operated spuds	22	31	2		8	
Operated wells tied-in	14	37	3		2	
Average lateral length	9,600'	6,700'	9,000'		5,200'	

(1) Production results exclude Johnson County divestiture.
(2) General & administrative expense guidance range was adjusted by $30 million to exclude EnLink Midstream.
(3) Net financing costs guidance range was adjusted by $45 million to exclude EnLink Midstream.
(4) On a go-forward basis, interest expense that had been historically capitalized will now be included in financing costs, net.
(5) Includes benefits of regional basis swaps and firm transport in the Delaware totaling $15 million.
(6) Includes higher cost enhanced oil recovery properties that are currently being marketed.
(7) Includes benefits of regional basis swaps in Canada totaling $12 million.

| Q2 2018 Operations Report 3

Q2 2018 Results – U.S. Oil Growth Accelerates

- U.S. oil production exceeds guidance
  - 2,000 barrels per day above top end of range
  - 12% increase in oil production vs. Q1 2018
- Delaware & STACK continue to deliver strong growth
  - Delaware oil production 54% higher year over year
  - STACK oil volumes increase 41% vs. Q2 2017
  - Multi-zone developments building momentum
- Prolific wells brought online drive Q2 oil beat
  - 4-well Cotton Draw package IP30: 14 MBOED (pg. 12)
  - Top 10 STACK wells avg. IP30 2,400 BOED per well
- Capital spending reduced 9% vs. Q1 2018
  - Driven by reduced seasonal drilling in Canada and timing of Eagle Ford activity

High-returning U.S. oil production exceeds guidance

MBOD


12% INCREASE
136
(Q2 Guide: 129-134)
122
Q1 2018
Q2 2018

U.S. OIL PRODUCTION

2,000

BARRELS PER DAY

ABOVE GUIDANCE

HIGH-RATE WELLS DRIVE Q2 OIL BEAT

Top Delaware Well Results	IP30: **14,000 BOED** (70% oil) (Total rate from 4-well package in Cotton Draw area)
Top 10 STACK Well Results	Avg. IP30: **2,400 BOED** (~50% oil) (Top well: Porcupine 1H w/ IP30 of 3,700 BOED)

| Q2 2018 Operations Report

4

Q2 2018 Results - Margins Continue to Expand

- Production shifting to higher-value product mix
  - Light-oil production is highest growth product
  - Liquids reach 67% of retained asset volumes
- Majority of light-oil production has access to premium Gulf Coast pricing
  - Q2 2018 U.S. oil realizations: 98% of WTI[1]
- Field-level cash flow expands in U.S. resource plays
  - 53% higher compared to Q2 2017
  - Per-unit LOE improves ~3% vs. last quarter
- Corporate cost structure continues to significantly improve
  - G&A and interest declines 21% vs. Q1 2018

Strong oil realizations across U.S.

U.S. oil realizations as % of WTI



BASIS SWAPS & FIRM TRANSPORT
FIELD-LEVEL REALIZATIONS
98%
of WTI(1)

(1) Includes benefits of basis swaps & firm transport

Resulting in margin expansion

U.S. field-level operating margin (retained assets)

OPERATING MARGIN
53% INCREASE
YEAR OVER YEAR

(2) Q2 2018 U.S. field-level operating margin for retained assets was $830 million.

With declining corporate costs

Upstream G&A & interest ($MM)



$274
$215
21%
DECLINE
Q1 2018
Q2 2018

| Q2 2018 Operations Report 5

2018 Outlook

- U.S. oil production growth exceeding budget YTD
  - On track to deliver 16% growth vs. 2017
  - ~200 basis points above original budget expectations
  - Q3 volumes impacted by timing of completions
- Canada production to increase to ~120 MBOED in Q3
  - Jackfish 1 turnaround extends into Q3 (pg. 24)
- Cost structure to improve throughout the year
  - G&A/interest savings to reach ~$475 MM annually[1]
  - Per-unit LOE to improve by ~10% by 1H 2019
- <u>No change</u> to 2018 capital spending outlook
  - Capital trending toward around top end of guidance
- Positioned to generate free cash flow in 2H 2018

(1) Includes the pro forma benefits related to the sale of EnLink Midstream in mid-July
(2) Includes EnLink Midstream G&A and interest for 2017 and 1H of 2018
(3) Includes capitalized interest for each period

U.S. oil growth exceeding expectations YTD

U.S. oil production growth rates (retained assets)


+14%
(vs. 2017)
+200
Basis Points
+16%
(vs. 2017)
Original Budget
Current Outlook

Significantly improving corporate cost structure

G&A and interest[1][2][3] ($MM)


~$475 MILLION
ANNUAL G&A & INTEREST SAVINGS
$1,750
$1,500
$1,250
$1,000
$750
$500
2017
2018e
Annual Run-Rate

| Q2 2018 Operations Report
6

Supply Chain Strategy Effectively Mitigating Inflation Devon expects low-to-mid single-digit inflation (vs. 2017) No change to 2018 capital spending outlook Minimal inflation expected in 2H 2018 Development efficiencies offsetting cost pressures YTD Multi-year development plans allow for longer-term commitments at below-market rates Decoupling historically bundled services across supply chain Expanded vendor universe to achieve LOE and capital savings Vast majority of services and supplies secured through 2019 Innovative contracting strategy is delivering strong results 75% of rigs price protected at below market rates Long-term dedicated frac crews in Delaware & STACK at significant discounts to market rates Regional sand strategy delivering 30% savings SERVICES & SUPPLIES SECURED SERVICES & SUPPLIES SECURED

Protecting Price & Flow Assurance

- Majority of U.S. oil production has access to Gulf Coast markets (premium to WTI pricing)
- Delaware Basin positioned for attractive oil pricing (pg. 13)
  - Basis swaps & firm transport protect ~90% of oil volumes
  - Firm transport secured for 2019 gas growth expectations
  - Basis swaps protect gas production
- STACK volumes have access to advantaged markets (pg. 18)
  - Pipeline access to premium Gulf Coast oil pricing
  - Firm transport covers vast majority of gas production
  - ~60% of gas volumes price protected (~$0.50 off HH)
- Basis hedges protecting cash flow in Canada
  - WCS swaps protect ~50% of oil volumes in 2018 ($15 off WTI)

Access to Premium Gulf Coast Markets


STACK
• Firm transport: 30 MBOD (Marketlink)
• Gas protected by swaps & firm transport
Delaware Basin
• Firm transport: ~20 MBOD (Longhorn)
• Firm sales: 100 MBOD (guaranteed flow)
• Basis swaps protect in-basin sales
Gulf Coast

| Q2 2018 Operations Report 8

EnLink Sale Drives $4 Billion Share-Buyback Program

- Devon exits EnLink position for $3.125 billion
  - Accretive transaction at 12x cash flow
  - No tax leakage associated with sale
  - Transaction closed in mid-July
- Board increases share-buyback program to $4 billion
  - Largest authorization of any E&P company to date[1]
  - ~$1 billion repurchased through July (24 million shares)
- Utilizing ASR programs to execute authorization[2]
  - Initial ASR program to begin in August
  - $4 billion authorization to be completed by 1H 2019
- Financial reporting benefits of EnLink sale
  - Reduces consolidated debt by $3.9 billion
  - G&A and interest savings of ~$300 million annually

TRANSACTION DETAILS

ENLINK MIDSTREAM

ENLC **115 MM Units**
ENLK **95 MM Units**

SALES PRICE:	ACCRETIVE MULTIPLE:
$3.125 Billion	**12x** Cash Flow

$4 Billion Share-Repurchase Program Underway


$1 BILLION
Repurchased To Date
Repurchased to date
(~$1 billion or ~5% of shares)
Remaining program
$3 BILLION REMAINING

(1) Measured as a % of market capitalization
(2) ASR is an acronym for "accelerated share repurchase"

| Q2 2018 Operations Report 9

Asset Divestiture Update

- Resource quality & depth allows for high-grading of portfolio
- Announced $4.2 billion of divestitures to date
  - Closed EnLink transaction in July ($3.125 billion)
  - Upstream asset sales: $1.1 billion
  - No incremental cash taxes from transactions
- Marketing additional ~$1 billion of assets
  - Southern Delaware "Mi Vida" acreage (~9k acres)
  - Barnett Shale: Western Wise County (~100k acres)
  - Minor legacy oil assets across U.S. (~10 MBOD)[1]
- Expect to exceed $5 billion divestiture target by around year end
  - Continuously evaluating options to high-grade portfolio


SOUTHERN DELAWARE – "MI VIDA" ASSET PACKAGE
Reeves
"Mi Vida" Acreage
Key Stats
Production: ~3 MBOED
Net acres: ~9,000
Bids due: Q3 2018
Ward
Operated Acreage
Non-Operated Acreage
Note: Not shown on map are ~6k net acres for sale across the S. Delaware


BARNETT SHALE ASSET PACKAGE
Divest Acreage
Key Stats
Net acres: ~100k
Data rooms: Open
Production: ~5 MBOED
Bids due: Q3 2018
Jack
Wise
Denton

(1) Minor legacy oil assets include: Rockies and Midland CO_2 assets and various Central Basin Platform properties.

| Q2 2018 Operations Report 10

2020 Vision: Next Steps

NEXT STEPS TO FURTHER OPTIMIZE RETURNS & CAPITAL-EFFICIENCY FOR SHAREHOLDERS

Expand per-unit margins

- Execute on light-oil growth plans (mid-teens CAGR through 2020)
- Maintain strong pricing through basis swaps & firm transport
- Improve per-unit cash costs by ~10% by 1H 2019[1]

Maintain capital discipline

- Maintain discipline: no change to multi-year development plans
- Concentrate activity in economic core of Delaware & STACK
- Generate free cash flow in 2H 2018[2]

Portfolio simplification

- Currently marketing ~$1 billion of non-core assets across the U.S.
- Expect to exceed $5 billion divestiture target by around year end
- Continuously evaluating options to high-grade portfolio

Shareholder-friendly initiatives

- Complete $4 billion share-repurchase program by 1H 2019
- Retire ~$280 million of maturing debt by early next year
- Positioned to sustainably grow quarterly dividend rate

(1) Cash costs include LOE, G&A and interest expense.
(2) Assumes $65 WTI & $2.75 Henry Hub pricing

| Q2 2018 Operations Report 11

Delaware Basin – Q2 2018 Results

- Production increased 42% year over year
  - Driven by focused activity in economic core of play
  - Oil volumes achieve highest growth (54% vs. Q2 17)
- Prolific Bone Spring well results achieved in Q2
  - Top 10 new wells: avg. IP30 ~3,000 BOED (75% oil)
  - Record results in Cotton Draw area (see graphic)
- Multi-zone development success continues
  - Boomslang online (Last 3 wells avg: IP30 of 2,400 BOED)
  - Lusitano Wolfcamp wells now flowing back
  - Seawolf expected to be online by the end of Q3
- Field-level cash flow expands 119% year over year
  - Per-unit costs improve 15% vs. Q1 2018
  - $66 million of free cash flow generated in Q2

High-returning production growth

MBOED


42% GROWTH
YEAR OVER YEAR
55
57
60
64
79
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018

Record Well Results

(Cotton Draw acreage)

Cotton Draw
Unit 506-509H
(4-well package)

IP30: **~14 MBOED** (70% oil)

(Note: IP30 represents cumulative rate of the 4 wells)

Generating Free Cash Flow

Asset level cash flow

(in $MM)	Q2 2018
Revenue	$322[1]
Production Expenses	$78
Cash Margin	$244
Capital Expenditures	$178
Free Cash Flow	**$66**

(1) Includes benefits of regional basis swaps and firm transport.

| Q2 2018 Operations Report
12

Delaware – Infrastructure Supports Profitable Growth

- Positioned for flow assurance and premium pricing
  - Q2 oil realizations: 97% of WTI[1]
  - Swaps & firm transport protect ~90% of oil volumes
  - Firm oil sales contracts guarantee in basin flow assurance (100 MBOD of contractual capacity in basin)
  - Firm transport secured for 2019 gas growth expectations
- Historic infrastructure investment drives sustainable cost savings
  - Operating costs improved by >50% vs. peak rates
  - Nearly all oil and produced water on pipe (avoids trucking)
  - 80% of water used in operations is recycled
  - Operate ~50 disposal wells and 8 water reuse facilities
- <u>Bottom line impact</u>: per-unit margins expanded by >60% year over year

(1) Includes benefits of basis swaps and firm transport to Gulf Coast
(2) Long-term guaranteed contractual capacity with firm transport partners

Positioned for flow assurance & premium pricing

FLOW ASSURANCE PLAN

- ❑ Firm transport: ~20 MBOD on Longhorn
- ❑ Firm sales[2]: 100 MBOD in basin
- ❑ Established local refinery relationships
- ❑ ~85% of oil gathered on pipe
- ❑ >90% of produced water on pipe

PROTECTING PRICE



BASIS SWAPS
FIELD-LEVEL PRICING
~90%
PRICE PROTECTED
LONGHORN (FIRM TRANSPORT)

Improved infrastructure driving lower costs

LOE & Transportation Expense ($/BOE)



$17.20
$14.21
$9.54
$9.03
~$7.50
>50%
IMPROVEMENT
Q1 2015
2015
2016
2017
2018e

Note: 2015-2017 costs are pro forma for revenue recognition accounting rules recently implemented.

| Q2 2018 Operations Report 13

Delaware Development Projects Advancing on Plan



DELAWARE BASIN DEVELOPMENT ACTIVITY
North Thistle 34
2018 spud
Medusa
Completing
POTATO BASIN
Tomb Raider
TODD
Cobra
Potato Basin
Boomslang (11 wells)
Avg. IP30: ~1,650 BOED
THISTLE/GAUCHO
Lusitano
Completing
Van Doo Dah
Flagler
Seawolf
Completing
Lea
Snapping
2018 spud
COTTON DRAW
Eddy
Developments online
Projects underway
Future projects
Fighting Okra
Completing
New Mexico
Texas
RATTLESNAKE
Loving

Q2-2018a | Q3-2018e | Q4-2018e | Q1-2019e

Seawolf — Completion → Production
(12 well pattern across 4 Wolfcamp intervals)

Lusitano — Drilling → Completion → Production
(6 well pattern across multiple intervals in the Leonard, Bone Spring and Wolfcamp)

Medusa — Drilling → Completion → Production
(12 well pattern across 3 intervals in the Leonard Shale and Bone Spring)

Fighting Okra — Drilling → Completion → Production
(9 well pattern across 3 intervals in the Wolfcamp)

Snapping — Drilling → Completion
(5 well pattern across 2 intervals in the Leonard)

North Thistle 34 — Drilling → Completion
(6 well pattern across 1 interval in the Leonard)

DEVELOPMENT STRATEGY BUILDING MOMENTUM

- Boomslang project reaches peak rates (Avg. IP30 across 11 wells: ~1,650 BOED)
- Wolfcamp development program builds momentum in 2H 2018 (see pg. 15)

| Q2 2018 Operations Report 14

Delaware – Wolfcamp Program Building Momentum

- Seawolf project to deliver 1st production in Q3
  - Developing Wolfcamp sweet spot in Lea County
  - 12 wells across multiple Wolfcamp landing zones
  - Average working interest: 50%
  - Peak project rates expected by Q4 2018
- Drilling operations completed at Fighting Okra
  - Project developing 9 Wolfcamp wells
  - Parent well achieved IP30 of 3,000 BOED
- Initial Wolfcamp wells at Lusitano project online
  - Appraising Wolfcamp potential in Cotton Draw area


RATTLESNAKE DEVELOPMENT ACTIVITY
Current Project
Lease Acreage
Rattlesnake
Seawolf
Completing
Peak rates: Q4 2018
Fighting Okra
Drilling completed
Peak rates: 1H 2019
Lea
New Mexico
Texas


WOLFCAMP WELLS FLOWING BACK AT LUSITANO PROJECT
LEONARD
B
C
BONE SPRING
2nd
3rd
WOLFCAMP
XY
A
UPPER
Located in Cotton Draw area
(see map pg. 14)
6-well appraisal project testing multiple intervals
INITIAL WOLFCAMP WELLS
NOW ONLINE
(PEAK RATES IN Q3)

| Q2 2018 Operations Report 15

Delaware Basin – Outlook

- 2018 capital & production plan on track
  - Q3 volumes impacted by timing of completions
  - Multi-zone projects to accelerate production growth in Q4 2018
  - Mitigating inflation: no change to $725 MM capital budget
- Franchise asset provides multi-decade oil growth opportunity
  - ~300k net surface acres (>1.3 million net effective acres)

Delivering Prolific Growth

(MBOED)


~50%
EXIT RATE GROWTH
60
64
79
73 - 78
~90
Q4 2017
Q1 2018
Q2 2018
Q3 2018e
Exit 2018e

2018 Capital Program Remains on Track


$725 MM
2018 E&P CAPITAL
Leonard
Bone Spring
Wolfcamp

SIGNIFICANT RESOURCE OPPORTUNITY	
Net surface acreage	~300,000 (90% in SE New Mexico)
Stacked-pay opportunity	>15 landing zones
Net effective acres	>1.3 million
Risked inventory	>6,500 locations

| Q2 2018 Operations Report 16

STACK – Q2 2018 Results Production increases 26% year over year Driven by oil volumes (up 41% vs. Q2 2017) Showboat project a key contributor to growth Liquids volumes account for ~80% of revenue STACK play continues to deliver high-rate wells Top 10 new wells in Q2: avg. IP30 2,400 BOED Highlighted by Porcupine 1HX (IP30: 3,700 BOED) Four infill development projects to achieve first production by year-end 2018 Coyote wells attain average IP30 of 4,400 BOED Showboat achieves peak 30-day rates (pg. 19) Horsefly & Bernhardt online in August High-returning production growth (MBOED) 117 132 105 111 26% GROWTH YEAR OVER YEAR KEY Q2 2018 STACK WELL RESULTS WELL NAME 30-DAY IP (BOED) % LIQUID Porcupine 1HX 3,700 70% Ladybug 27-1HX 3,200 50% Mosasaurus 16-12H 2,800 81% C-Farm 23-1H 2,600 76% C-Farm 23-2H 2,400 71% Willow 12-1HX 2,200 62%

STACK – Access to Premium Markets Expands Margins

- Oil production has access to premium gulf coast pricing
  - Marketlink firm transport (30 MBOD): covers ~75% of oil
  - In-basin sales have cost-effective access to Cushing
  - Strong oil realizations: 99% of WTI[1] in Q2 2018
- Firm transport and basis swaps protect gas prices
  - ~60% of gas volumes price protected (~$0.50 off HH)
  - Firm transport agreements to diversified sales points guarantees flow assurance
  - Anchor customer on Midship pipeline (in service in 2019)
- Local infrastructure in place to support growth plans
  - Oil gathering buildout reducing trucking requirements
  - Per-unit costs to trend lower through end of decade
- Bottom line impact: Per-unit margins expand 30% year over year

(1) Includes benefits of Marketlink firm transport to Gulf Coast

Access to Premium Gulf Coast Markets


STACK
Cushing
Firm transport on Marketlink to Gulf Coast: 30 MBOD

Advantaged pricing

(% STACK oil volumes)


25% CUSHING
75% GULF COAST

Driving higher margins

($ per BOE)


30% INCREASE
$16.58
$21.54
Q2 2017
Q2 2018

| Q2 2018 Operations Report 18

STACK – Infill Development Strategy

- Next 3 projects designed to inform future infill decisions
  - Testing 8, 10 & 12 Meramec wells per drilling unit
- All wells now online at Showboat (12 wells per drilling unit)
  - Average 30-day rates: ~1,800 BOED[1] (56% oil)
  - Undeveloped upper Meramec zones delivered best results
  - Early flow rates indicate higher declines than parent well
- Expect 1st production at Horsefly and Bernhardt in August
  - Peak project flow rates expected by end of Q3
  - Horsefly D&C costs improved to ~$7.5 million per well
  - Additional cost savings expected at Bernhardt project
- Leveraging learnings to optimize future developments
  - Initial data suggests Showboat infill spacing not optimized
  - Continue to deliver cost efficiencies (>20% savings vs. legacy wells)
  - Upside initiatives: working to mitigate parent well impact


Current Projects to Inform Future Infill Decisions
Showboat
12 wells per drilling unit
Avg. 30-Day IP: 1,800 BOED(1)
Horsefly
10 wells per drilling unit
Completing
Bernhardt
8 wells per drilling unit
Completing
BLACK OIL WINDOW
OVER- PRESSURED OIL WINDOW
Current Projects
Devon Acreage

MERAMEC RESOURCE	
Over-pressured oil acreage	130,000 net surface acres
Stacked-pay opportunity	5 Meramec landing zones
Risked inventory	6 wells per surface section
Infill spacing tests	8 to 12 wells per surface section

(1) Normalized for 10,000' laterals at a 1.75 multiplier.

| Q2 2018 Operations Report 19

STACK – Centralized Facilities to Drive Returns Higher Centralized facilities designed to support future regional development projects (see map) Central tank battery connected to gathering systems Designed to support multiple development projects Project IRRs to benefit from less capital intensity Improves avg. project economics by up to 20% Future projects benefit from less infrastructure capital Expect significant operating synergies over the development life cycle Oil and water connected to gathering systems (avoids trucking, driving per-unit costs lower) Less labor requirements in the field drives lower LOE Centralized facilities to have less maintenance & downtime SHARED INFRASTRUCTURE PROVIDES STRATEGIC COST ADVANTAGE Showboat 12 wells per unit Flowing back North Star Central Tank Battery Cascade Privott Chisolm Scott Flowlines to tank battery Development projects Existing Devon lease acreage Oil Gathering Water Gathering

MILLION Eagle Ford Q2 Results 8 Lower Eagle Ford Avg. 30-Day IP: 3,100 BOED Q2 Results 15 Lower Eagle Ford Avg. 30-Day IP: 3,300 BOED EAGLE FORD OVERVIEW 25% Oil Prolific well results drive strong Q2 oil growth Net production 31% higher vs. Q1 2018 23 wells average IP30 of ~3,200 BOED (60% oil) High-rates driven by improved completion design Margins benefit from premium LLS oil pricing Q2 oil realizations 103% of WTI (gas 104% of HH) Per-unit LOE declines 20% from prior quarter Expect stable production in 2H 2018 15 – 20 wells tied-in per quarter Austin Chalk delineation work underway (vs. Q1 2018) Premium Oil Pricing (103% of WTI) Growth Production Profile to Stabilize MBOED (in $MM) 2018e Revenue $850 Production Expenses $200 Cash Margin $650 Capital Expenditures $250 Free Cash Flow $400 31% GROWTH QUARTER OVER QUARTER $ 400 Significant Free Cash Flow Generation (1) Assumes $65 WTI & $2.75 Henry Hub for 2H 2018. 2018e FREE CASH FLOW(1)

Rockies

- Oil production increased 22% vs. Q2 2017
  - Two Turner wells brought online in Q2 (8k laterals)
  - Avg. IP30: 1,450 BOED (75% oil)
- Powder River barrels receive WTI pricing
  - Light, sweet crude with ~40 degree API
  - Majority sold to in-basin refiners
- Niobrara exploration work progressing
  - Significant upside potential (~200k acres)
  - Initial two wells flowing back (results in 2H18)
- Preparing for higher activity levels in 2019
  - Preparing to run up to 4 rigs next year
  - Potential for 2x increase in activity from 2018
  - Shifting Super Mario area into development
  - Select appraisal work to expand inventory


Q2 POWDER RIVER BASIN ACTIVITY
Turner
Niobrara
Super Mario Area
RU JFW Fed 13-24s
Completing 2 wells
RU State Fed 2X
Avg. 30-Day IP: 1,500
RU State Fed 4X
Avg. 30-Day IP: 1,400
Niobrara #2
Flowing Back
Niobrara #1
Flowing Back
OIL FAIRWAY
Converse

Powder River Basin activity

Activity by zone


2018
ACTIVITY
~20 WELLS
Teapot
Parkman
Niobrara
Turner

Growth plans on track

MBOD


>20% GROWTH
14
17
2017
2018e

| Q2 2018 Operations Report
22

Barnett Shale Johnson County sale completed in May Gross proceeds: $553 million Q2 production: 21 MBOED (80% gas) Stable production outlook for remainder of year Driven by Dow JV and refrac program Minimum volume commitments to expire in 2018 ~$100 million cash flow benefit in 2019 BARNETT SHALE OVERVIEW New Drills RETAINED ASSET OVERVIEW Net acres: 400k Production: 111 BOED 2018 activity: 20 new drills / 50 refracs Denton Refracs Wise Tarrant 2018 ACTIVITY Stable Production Outlook Retained Assets MBOED

Heavy Oil Q2 PRODUCTION GROSS NET Jackfish 1 (MBOD) 21.7 19.1 Jackfish 2 (MBOD) 39.2 37.5 Jackfish 3 (MBOD) 36.3 34.8 Lloydminster (MBOED) 21.5 19.3 Total Heavy Oil (MBOED) 118.7 110.7 SAGD Sweet Spot (1) Assumes $65 WTI and $25 differential for 2H 2018 and includes benefits of basis swaps. Q2 volumes impacted by turnaround and royalties Jackfish maintenance impact: ~15 MBOD Royalties ~2 percentage points higher than Q1 18 Net production increases to ~120 MBOED in Q3 Turnaround efforts at Jackfish identified additional maintenance requirements Maintenance extends facility ramp-up into Q3 Peak production rates expected in Q4 Significant free cash flow generation in 2018 WCS basis swaps continue to protect pricing ~50% hedged at $15 off WTI 2018 free cash flow: ~$500 million(1) Higher pricing accelerates Jackfish 2 payout Potential to occur as early as first half of 2019 ~3-4 MBOD impact at current strip pricing 1 $ INCREASE IN WCS PER BBL FOR EVERY INCREMENTAL 40 MM $ ANNUALIZED CASH FLOW

Investor Contacts & Notices Investor Relations Contacts Scott CoodyChris Carr VP, Investor RelationsSupervisor, Investor Relations 405-552-4735405-228-2496 Email: investor.relations@dvn.com Forward-Looking Statements This presentation includes "forward-looking statements" as defined by the Securities and Exchange Commission (the “SEC”). Such statements include those concerning strategic plans, expectations and objectives for future operations, and are often identified by use of the words “expects,” “believes,” “will,” “would,” “could,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Statements regarding our business and operations are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to: the volatility of oil, gas and NGL prices; uncertainties inherent in estimating oil, gas and NGL reserves; the extent to which we are successful in acquiring and discovering Investor Notices additional reserves; the uncertainties, costs and risks involved in oil and gas operations; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to environmental matters; risks related to our hedging activities; counterparty credit risks; risks relating to our indebtedness; cyberattack risks; our limited control over third parties who operate our oil and gas properties; midstream capacity constraints and potential interruptions in production; the extent to which insurance covers any losses we may experience; competition for leases, materials, people and capital; our ability to successfully complete mergers, acquisitions and divestitures; and any of the other risks and uncertainties identified in our Form 10-K and our other filings with the SEC. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Devon on its website or otherwise. Devon does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Devon’s second-quarter 2018 earnings release at www.devonenergy.com. Cautionary Note to Investors The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. This presentation may contain certain terms, such as resource potential, potential locations, risked and unrisked locations, estimated ultimate recovery (EUR), exploration target size and other similar terms. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosure in our Form 10-K, available at www.devonenergy.com. You can also obtain this form from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.